UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

BWX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-34658	80-0558025
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1720 Mt. Athos Road
Lynchburg, Virginia	24504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 365-4300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement

Supplemental Indentures to Existing Indentures

On November 11, 2026, BWX Technologies, Inc. (the “Company”) announced that it had received the requisite consents (the “Requisite Consents”) for the adoption of certain proposed amendments (the “Proposed Amendments”) to each of the indentures (the “Existing Indentures”) governing its outstanding 4.125% Senior Notes due 2028 (the “2028 Notes”) and 4.125% Senior Notes due 2029 (the “2029 Notes” and, together with the 2028 Notes, the “Existing Notes”) in its previously announced Tender Offer and Consent Solicitation (each as defined herein).

As previously announced, on November 4, 2026, the Company commenced (i) offers to purchase for cash any and all of its outstanding Existing Notes (the “Tender Offer”) and (ii) solicitations of consents (the “Consent Solicitation”) to the Proposed Amendments to the Existing Indentures. As a result of receiving the Requisite Consents for each series of Existing Notes, the Company entered into supplemental indentures (each, a “Supplemental Indenture” and together, the “Supplemental Indentures”) to each of the Existing Indentures to (i) eliminate substantially all of the restrictive covenants and certain events of default in each of the Existing Indentures and (ii) accelerate its ability to satisfy and discharge the Existing Indentures and the Existing Notes that were not purchased in the Tender Offer.

In accordance with the terms of the Existing Indentures, the Company has irrevocably deposited with the trustee under the Existing Indentures U.S. dollar-denominated government securities in such amounts as will be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on each series of Existing Notes for principal, premium, if any, and accrued interest to the applicable maturity of each series of Existing Notes. As a result, the Company and the guarantors of the Existing Notes have been released from their respective obligations under the Existing Notes and the Existing Indentures pursuant to the satisfaction and discharge provisions thereunder.

The foregoing description of the Supplemental Indentures does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the copies of the Supplemental Indentures attached hereto as Exhibits 4.1 and 4.2, respectively.

Senior Notes Indenture

On November 13, 2026, the Company issued $500,000,000 aggregate principal amount of 6.500% Senior Notes due 2034 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of November 13, 2026 (the “Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank Trust Company, National Association, as trustee. The Notes are guaranteed by each of the Company’s present and future wholly owned subsidiaries that are obligors under the Company’s existing credit agreement (collectively, the “Guarantors”). The Notes were offered and sold in the United States to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to persons outside the United States under Regulation S of the Securities Act.

Interest on the Notes is payable semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2027, at a rate of 6.500% per annum. The Notes will mature on November 15, 2034. The Company used the net proceeds from the offering of the Notes, together with cash on hand, to (i) fund the purchase of the Existing Notes that were validly tendered and accepted for purchase in the Tender Offer, (ii) effect the satisfaction and discharge of the Existing Indentures and the Existing Notes that were not purchased in the Tender Offer, and (iii) pay the costs and expenses incurred in connection therewith.

On or after November 15, 2029, the Company may redeem all or any portion of the Notes at the redemption prices set forth in the Indenture. Prior to November 15, 2029, the Company may redeem all or any portion of the Notes at a price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus a make-whole premium and accrued and unpaid interest, if any, to, but excluding, the redemption date. Prior to November 15, 2029, the Company may also redeem up to 40% of the Notes at a price equal to 106.500% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the redemption date, in an amount not to exceed the proceeds of certain equity offerings.

The terms of the Indenture limit the ability of the Company and its restricted subsidiaries, as applicable, to (i) incur or permit to exist certain liens, (ii) enter into certain sale and leaseback transactions and (iii) consolidate, amalgamate, merge or sell all or substantially all assets. These covenants are subject to a number of important limitations and exceptions that are described in the Indenture. The Indenture also contains customary events of default, including, among other things, payment default and certain provisions related to bankruptcy events.

The foregoing description of the Indenture and the Notes does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the copies of the Indenture and the Form of Note attached hereto as Exhibits 4.3 and 4.4, respectively.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On November 11, 2026, the Company issued a press release announcing the pricing, expiration and results of the Tender Offer and Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
4.1	Supplemental Indenture No. 6, dated as of November 10, 2026, among BWX Technologies, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, relating to the 4.125% Senior Notes due 2028.
4.2	Supplemental Indenture No. 5, dated as of November 10, 2026, among BWX Technologies, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, relating to the 4.125% Senior Notes due 2029.
4.3	Indenture, dated as of November 13, 2026, among BWX Technologies, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, relating to the 6.500% Senior Notes due 2034.
4.4	Form of 6.500% Senior Notes due 2034 (included within Exhibit 4.3).
99.1	Press release dated November 11, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

Dated:	November 13, 2026	/s/ Michael T. Fitzgerald
		Name:	Michael T. Fitzgerald
		Title:	Senior Vice President and Chief Financial Officer